Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

First Quarter 2013

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - First Quarter 2013

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Revenues
Property-liability insurance premiums	$6,770	$6,744	$6,697	$6,666	$6,630
Life and annuity premiums and contract charges	579	566	563	559	553
Net investment income	983	1,033	940	1,026	1,011
Realized capital gains and losses:
Total other-than-temporary impairment losses	(27)	(44)	(39)	(69)	(87)
Portion of loss recognized in other comprehensive income	(10)	(10)	(7)	19	4
Net other-than-temporary impairment losses recognized in earnings	(37)	(54)	(46)	(50)	(83)
Sales and other realized capital gains and losses	168	258	(26)	77	251
Total realized capital gains and losses	131	204	(72)	27	168
Total revenues	8,463	8,547	8,128	8,278	8,362

Costs and expenses
Property-liability insurance claims and claims expense	4,460	5,042	4,293	4,810	4,339
Life and annuity contract benefits	458	464	453	462	439
Interest credited to contractholder funds	345	357	215	366	378
Amortization of deferred policy acquisition costs	946	947	1,016	942	979
Operating costs and expenses	1,102	1,095	1,010	996	1,017
Restructuring and related charges	26	9	9	10	6
Interest expense	98	92	93	93	95
Total costs and expenses	7,435	8,006	7,089	7,679	7,253

Gain on disposition of operations	2	3	9	3	3

Income from operations before income tax expense	1,030	544	1,048	602	1,112

Income tax expense	321	150	325	179	346

Net income	$709	$394	$723	$423	$766

Earnings per share: (1)

Net income per share - Basic	$1.49	$0.82	$1.49	$0.86	$1.54
Weighted average shares - Basic	475.4	482.2	485.9	490.6	498.7

Net income per share - Diluted	$1.47	$0.81	$1.48	$0.86	$1.53
Weighted average shares - Diluted	480.8	487.0	489.9	493.8	501.5

Cash dividends declared per share	$0.25	$0.22	$0.22	$0.22	$0.22

(1)                     In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Contribution to income

Operating income before the impact of restructuring and related charges	$664	$295	$723	$438	$714
Restructuring and related charges, after-tax	(17)	(6)	(6)	(6)	(4)

Operating income *	647	289	717	432	710

Realized capital gains and losses, after-tax	85	136	(47)	17	110
Valuation changes on embedded derivatives that are not hedged, after-tax	(6)	(6)	97	(3)	(6)
DAC and DSI accretion (amortization) relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	1	(4)	(28)	-	(10)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	4	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(5)	(7)	(8)	(9)	(9)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(14)	(16)	(18)	(16)	(31)
Gain on disposition of operations, after-tax	1	2	6	2	2

Net income	$709	$394	$723	$423	$766

Income per share - Diluted (1)
Operating income before the impact of restructuring and related charges	$1.38	$0.61	$1.48	$0.89	$1.42
Restructuring and related charges, after-tax	(0.03)	(0.02)	(0.02)	(0.02)	-

Operating income	1.35	0.59	1.46	0.87	1.42

Realized capital gains and losses, after-tax	0.18	0.28	(0.09)	0.04	0.22
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.02)	(0.01)	0.20	(0.01)	(0.01)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.01)	(0.06)	-	(0.02)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	0.01	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.03)	(0.03)	(0.04)	(0.03)	(0.06)
Gain on disposition of operations, after-tax	-	-	0.01	0.01	-

Net income	$1.47	$0.81	$1.48	$0.86	$1.53

Weighted average shares - Diluted	480.8	487.0	489.9	493.8	501.5

(1)            In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Property-Liability
Property-liability insurance premiums	$6,770	$6,744	$6,697	$6,666	$6,630
Net investment income	341	362	299	352	313
Realized capital gains and losses	112	143	(16)	19	189

Total Property-Liability revenues	7,223	7,249	6,980	7,037	7,132

Allstate Financial
Life and annuity premiums and contract charges	579	566	563	559	553
Net investment income	635	665	632	663	687
Realized capital gains and losses	19	56	(56)	8	(21)

Total Allstate Financial revenues	1,233	1,287	1,139	1,230	1,219

Corporate and Other
Service fees (1)	1	1	1	1	1
Net investment income	7	6	9	11	11
Realized capital gains and losses	-	5	-	-	-

Total Corporate and Other revenues before reclassification of services fees	8	12	10	12	12

Reclassification of service fees (1)	(1)	(1)	(1)	(1)	(1)

Total Corporate and Other revenues	7	11	9	11	11

Consolidated revenues	$8,463	$8,547	$8,128	$8,278	$8,362

(1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,		March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012		2013	2012	2012	2012	2012

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$20,920	$21,288	$20,197	$20,395	$20,283
(amortized cost $70,957, $71,915,						Reserve for life-contingent contract benefits	14,767	14,895	14,900	14,640	14,296
$72,432, $73,925 and $74,060)	$75,806	$77,017	$77,729	$77,926	$77,223	Contractholder funds	38,807	39,319	40,110	40,832	41,603
Equity securities, at fair value						Unearned premiums	10,218	10,375	10,494	10,085	9,888
(cost $3,777, $3,577, $3,429,						Claim payments outstanding	757	797	763	813	750
$3,430 and $3,430)	4,439	4,037	3,876	3,681	3,847	Deferred income taxes	782	597	689	53	-
Mortgage loans	6,434	6,570	6,904	6,928	7,167	Other liabilities and accrued expenses	6,436	6,429	6,121	6,394	6,490
Limited partnership interests	4,931	4,922	4,974	4,694	4,637	Long-term debt	6,556	6,057	6,057	6,058	6,058
Short-term, at fair value						Separate Accounts	6,750	6,610	6,820	6,790	7,355
(amortized cost $3,169, $2,336,						Total liabilities	105,993	106,367	106,151	106,060	106,723
$2,825, $1,867 and $1,886)	3,169	2,336	2,825	1,867	1,886	Equity
Other	2,603	2,396	2,208	2,224	2,249
Total investments	97,382	97,278	98,516	97,320	97,009	Common stock, 468 million, 479 million, 483 million,
						486 million and 493 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,028	3,162	3,154	3,154	3,151
						Retained income	34,375	33,783	33,496	32,880	32,565
						Deferred ESOP expense	(39)	(41)	(41)	(41)	(41)
						Treasury stock, at cost (432 million, 421 million,
						417 million, 414 million and 407 million shares)	(18,033)	(17,508)	(17,368)	(17,272)	(17,034)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital gains and losses on fixed income
						securities with other-than-temporary impairments	30	(11)	(42)	(105)	(100)
Cash	820	806	642	571	577	Other unrealized net capital gains and losses	3,543	3,614	3,765	2,859	2,412
Premium installment receivables, net	5,066	5,051	5,108	4,929	4,908	Unrealized adjustment to DAC, DSI and insurance
Deferred policy acquisition costs	3,660	3,621	3,578	3,644	3,716	reserves	(668)	(769)	(843)	(684)	(438)
Reinsurance recoverables, net (1)	8,316	8,767	7,278	7,120	7,118	Total unrealized net capital gains and losses	2,905	2,834	2,880	2,070	1,874
Accrued investment income	792	781	835	846	846	Unrealized foreign currency translation
Deferred income taxes	-	-	-	-	201	adjustments	58	70	70	58	65
Property and equipment, net	998	989	928	909	912	Unrecognized pension and other
Goodwill	1,239	1,240	1,242	1,242	1,242	postretirement benefit cost	(1,684)	(1,729)	(1,363)	(1,383)	(1,407)
Other assets	1,589	1,804	2,041	2,164	2,049	Total accumulated other comprehensive
Separate Accounts	6,750	6,610	6,820	6,790	7,355	income	1,279	1,175	1,587	745	532
						Total shareholders’ equity	20,619	20,580	20,837	19,475	19,182
						Noncontrolling interest	-	-	-	-	28
						Total equity	20,619	20,580	20,837	19,475	19,210
Total assets	$126,612	$126,947	$126,988	$125,535	$125,933	Total liabilities and equity	$126,612	$126,947	$126,988	$125,535	$125,933

(1)            Reinsurance recoverables of unpaid losses related to Property-Liability were $3,568 million, $4,010 million, $2,651 million, $2,544 million and $2,571 million as of March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Book value per share

Numerator:

Shareholders’ equity	$20,619	$20,580	$20,837	$19,475	$19,182

Denominator:

Shares outstanding and dilutive potential shares outstanding	474.4	485.5	488.7	490.2	497.3

Book value per share	$43.46	$42.39	$42.64	$39.73	$38.57

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$20,619	$20,580	$20,837	$19,475	$19,182

Unrealized net capital gains and losses on fixed income securities	2,486	2,549	2,602	1,919	1,620

Adjusted shareholders’ equity	$18,133	$18,031	$18,235	$17,556	$17,562

Denominator:

Shares outstanding and dilutive potential shares outstanding	474.4	485.5	488.7	490.2	497.3

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$38.22	$37.14	$37.31	$35.81	$35.31

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Return on Shareholders’ Equity

Numerator:

Net income (1)	$2,249	$2,306	$2,624	$2,076	$1,029

Denominator:

Beginning shareholders’ equity	$19,182	$18,298	$17,732	$18,382	$18,898
Ending shareholders’ equity	20,619	20,580	20,837	19,475	19,182

Average shareholders’ equity (2)	$19,901	$19,439	$19,285	$18,929	$19,040

Return on shareholders’ equity	11.3%	11.9%	13.6%	11.0%	5.4%

Operating Income Return on Shareholders’ Equity *

Numerator:
Operating income (1)	$2,085	$2,148	$2,594	$1,957	$878

Denominator:

Beginning shareholders’ equity	$19,182	$18,298	$17,732	$18,382	$18,898
Unrealized net capital gains and losses	1,874	1,400	1,065	1,475	1,072
Adjusted beginning shareholders’ equity	17,308	16,898	16,667	16,907	17,826

Ending shareholders’ equity	20,619	20,580	20,837	19,475	19,182
Unrealized net capital gains and losses	2,905	2,834	2,880	2,070	1,874
Adjusted ending shareholders’ equity	17,714	17,746	17,957	17,405	17,308

Average adjusted shareholders’ equity (2)	$17,511	$17,322	$17,312	$17,156	$17,567

Operating income return on shareholders’ equity	11.9%	12.4%	15.0%	11.4%	5.0%

(1)	Net income and operating income reflect a trailing twelve-month period.
(2)

Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Debt

Long-term debt	$6,556	$6,057	$6,057	$6,058	$6,058

Capital resources

Debt	$6,556	$6,057	$6,057	$6,058	$6,058

Shareholders’ equity
Common stock	9	9	9	9	9
Additional capital paid-in	3,028	3,162	3,154	3,154	3,151
Retained income	34,375	33,783	33,496	32,880	32,565
Deferred ESOP expense	(39)	(41)	(41)	(41)	(41)
Treasury stock	(18,033)	(17,508)	(17,368)	(17,272)	(17,034)
Unrealized net capital gains and losses	2,905	2,834	2,880	2,070	1,874
Unrealized foreign currency translation adjustments	58	70	70	58	65
Unrecognized pension and other postretirement benefit cost	(1,684)	(1,729)	(1,363)	(1,383)	(1,407)
Total shareholders’ equity	20,619	20,580	20,837	19,475	19,182

Total capital resources	$27,175	$26,637	$26,894	$25,533	$25,240

Ratio of debt to shareholders’ equity	31.8%	29.4%	29.1%	31.1%	31.6%

Ratio of debt to capital resources	24.1%	22.7%	22.5%	23.7%	24.0%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$709	$394	$723	$423	$766
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	87	95	92	105	96
Realized capital gains and losses	(131)	(204)	72	(27)	(168)
Gain on disposition of operations	(2)	(3)	(9)	(3)	(3)
Interest credited to contractholder funds	345	357	215	366	378
Changes in:
Policy benefits and other insurance reserves	(514)	983	(392)	(31)	(346)
Unearned premiums	(146)	(115)	394	207	(180)
Deferred policy acquisition costs	(30)	(31)	7	(46)	52
Premium installment receivables, net	(22)	53	(169)	(28)	19
Reinsurance recoverables, net	406	(1,421)	(166)	(30)	57
Income taxes	277	29	328	8	333
Other operating assets and liabilities	(239)	299	(251)	23	(197)
Net cash provided by operating activities	740	436	844	967	807

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	5,474	4,920	4,034	4,229	5,689
Equity securities	210	150	70	216	1,059
Limited partnership interests	160	331	271	393	403
Mortgage loans	2	3	-	5	6
Other investments	15	44	16	52	36
Investment collections
Fixed income securities	1,745	1,525	1,751	1,175	966
Mortgage loans	237	382	224	288	170
Other investments	54	58	31	16	23
Investment purchases
Fixed income securities	(6,084)	(5,849)	(4,464)	(5,337)	(7,008)
Equity securities	(317)	(286)	(95)	(162)	(128)
Limited partnership interests	(255)	(292)	(568)	(346)	(318)
Mortgage loans	(75)	(53)	(205)	(51)	(216)
Other investments	(196)	(390)	(32)	(80)	(163)
Change in short-term investments, net	(808)	586	(892)	(13)	(379)
Change in other investments, net	34	64	51	(48)	(9)
Purchases of property and equipment, net	(60)	(109)	(60)	(65)	(51)
Disposition of operations	-	-	13	1	(1)
Net cash provided by investing activities	136	1,084	145	273	79

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	492	-	-	-	493
Repayment of long-term debt	-	(1)	-	(1)	(350)
Contractholder fund deposits	591	587	566	520	485
Contractholder fund withdrawals	(1,259)	(1,581)	(1,273)	(1,366)	(1,299)
Dividends paid	-	(212)	(107)	(109)	(106)
Treasury stock purchases	(739)	(184)	(146)	(274)	(309)
Shares reissued under equity incentive plans, net	17	25	34	11	15
Excess tax benefits on share-based payment arrangements	23	3	3	5	(1)
Other	13	7	5	(32)	(13)
Net cash used in financing activities	(862)	(1,356)	(918)	(1,246)	(1,085)

NET INCREASE (DECREASE) IN CASH	14	164	71	(6)	(199)
CASH AT BEGINNING OF PERIOD	806	642	571	577	776
CASH AT END OF PERIOD	$820	$806	$642	$571	$577

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs						Reconciliation of Deferred Policy
	For the three months ended March 31, 2013						Acquisition Costs as of March 31, 2013

				Accrection
				relating to realized
				capital gains and			DAC before		DAC after
				losses and	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	March 31, 2013	and losses	and losses	and losses

Property-Liability	$1,396	$873	$(871)	$-	$-	$1,398	$1,398	$-	$1,398

Allstate Financial:
Traditional life and accident and health	671	39	(29)	-	-	681	681	-	681
Interest-sensitive life	1,529	58	(44)	-	6	1,549	1,889	(340)	1,549
Fixed annuity	25	5	(3)	1	4	32	62	(30)	32
Subtotal	2,225	102	(76)	1	10	2,262	2,632	(370)	2,262

Consolidated	$3,621	$975	$(947)	$1	$10	$3,660	$4,030	$(370)	$3,660

	Change in Deferred Policy Acquisition Costs						Reconciliation of Deferred Policy
	For the three months ended March 31, 2012						Acquisition Costs as of March 31, 2012

				Amortization
				relating to realized
				capital gains and			DAC before		DAC after
				losses and	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	and losses	March 31, 2012	and losses	and losses	and losses

Property-Liability	$1,348	$844	$(878)	$-	$-	$1,314	$1,314	$-	$1,314

Allstate Financial:
Traditional life and accident and health	616	38	(27)	-	-	627	627	-	627
Interest-sensitive life	1,698	42	(47)	(2)	(17)	1,674	1,909	(235)	1,674
Fixed annuity	209	4	(12)	(13)	(87)	101	81	20	101
Subtotal	2,523	84	(86)	(15)	(104)	2,402	2,617	(215)	2,402

Consolidated	$3,871	$928	$(964)	$(15)	$(104)	$3,716	$3,931	$(215)	$3,716

(1)            Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)            Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Premiums written	$6,625	$6,637	$7,063	$6,864	$6,463
Decrease (increase) in unearned premiums	155	120	(411)	(198)	167
Other	(10)	(13)	45	-	-

Premiums earned	6,770	6,744	6,697	6,666	6,630
Claims and claims expense	(4,460)	(5,042)	(4,293)	(4,810)	(4,339)
Amortization of deferred policy acquisition costs	(871)	(870)	(870)	(865)	(878)
Operating costs and expenses	(957)	(939)	(866)	(847)	(884)
Restructuring and related charges	(24)	(9)	(9)	(10)	(6)
Underwriting income (loss) *	458	(116)	659	134	523

Net investment income	341	362	299	352	313
Periodic settlements and accruals on non-hedge derivative instruments	(1)	(2)	(1)	(2)	(1)
Business combination expenses and the amortization of purchased intangible assets	21	25	26	26	47
Income tax expense on operations	(263)	(69)	(316)	(153)	(281)

Operating income	556	200	667	357	601

Realized capital gains and losses, after-tax	73	96	(11)	12	124
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	1	1	1
Business combination expenses and the amortization of purchased intangible assets, after-tax	(14)	(16)	(18)	(16)	(31)
Net income	$616	$280	$639	$354	$695

Catastrophe losses	$359	$1,061	$206	$819	$259

Operating ratios
Claims and claims expense (“loss”) ratio	65.9	74.8	64.1	72.2	65.4
Expense ratio	27.3	26.9	26.1	25.8	26.7
Combined ratio	93.2	101.7	90.2	98.0	92.1

Combined ratio excluding the effect of catastrophes *	87.9	86.0	87.1	85.7	88.2
Effect of catastrophe losses on combined ratio	5.3	15.7	3.1	12.3	3.9
Combined ratio	93.2	101.7	90.2	98.0	92.1

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	87.7	86.7	87.8	86.3	88.1
Effect of catastrophe losses on combined ratio	5.3	15.7	3.1	12.3	3.9
Effect of prior year reserve reestimates on combined ratio	(0.6)	(2.3)	(2.2)	(2.4)	(3.1)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.5	1.2	1.1	1.4	2.5
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.4	0.4	0.4	0.7
Combined ratio	93.2	101.7	90.2	98.0	92.1

Effect of restructuring and related charges on combined ratio	0.4	0.1	0.1	0.2	0.1

Effect of Discontinued Lines and Coverages on combined ratio	-	-	0.7	0.1	-

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Property-Liability Underwriting Summary
Allstate Protection	$462	$(112)	$701	$138	$526
Discontinued Lines and Coverages	(4)	(4)	(42)	(4)	(3)
Underwriting income (loss)	$458	$(116)	$659	$134	$523

Allstate Protection Underwriting Summary
Premiums written	$6,625	$6,636	$7,064	$6,864	$6,462

Premiums earned	$6,770	$6,745	$6,696	$6,666	$6,630
Claims and claims expense	(4,457)	(5,038)	(4,251)	(4,808)	(4,336)
Amortization of deferred policy acquisition costs	(871)	(870)	(870)	(865)	(878)
Operating costs and expenses	(956)	(940)	(865)	(845)	(884)
Restructuring and related charges	(24)	(9)	(9)	(10)	(6)
Underwriting income (loss)	$462	$(112)	$701	$138	$526

Catastrophe losses	$359	$1,061	$206	$819	$259

Operating ratios
Loss ratio	65.9	74.7	63.5	72.1	65.4
Expense ratio	27.3	27.0	26.0	25.8	26.7
Combined ratio	93.2	101.7	89.5	97.9	92.1

Effect of catastrophe losses on combined ratio	5.3	15.7	3.1	12.3	3.9

Effect of restructuring and related charges on combined ratio	0.4	0.1	0.1	0.2	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.4	0.4	0.4	0.7

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$1	$(1)	$-	$1

Premiums earned	$-	$(1)	$1	$-	$-
Claims and claims expense	(3)	(4)	(42)	(2)	(3)
Operating costs and expenses	(1)	1	(1)	(2)	-
Underwriting loss	$(4)	$(4)	$(42)	$(4)	$(3)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	-	0.7	0.1	-

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Allstate brand (1)
Standard auto	$3,983	$3,872	$3,988	$3,903	$3,937
Non-standard auto	172	159	176	174	189
Auto	4,155	4,031	4,164	4,077	4,126

Involuntary auto	17	15	17	21	20
Commercial lines	112	112	110	120	112
Homeowners	1,268	1,477	1,686	1,639	1,258
Other personal lines	464	467	508	494	435
	6,016	6,102	6,485	6,351	5,951

Encompass brand
Standard auto	147	153	163	160	142
Involuntary auto	2	1	2	3	2
Homeowners	97	101	108	104	85
Other personal lines	21	23	24	22	20
	267	278	297	289	249

Esurance brand
Standard auto	342	256	282	224	262

Allstate Protection	6,625	6,636	7,064	6,864	6,462

Discontinued Lines and Coverages	-	1	(1)	-	1

Property-Liability	$6,625	$6,637	$7,063	$6,864	$6,463

Allstate Protection
Standard auto	$4,472	$4,281	$4,433	$4,287	$4,341
Non-standard auto	172	159	176	174	189
Auto	4,644	4,440	4,609	4,461	4,530

Involuntary auto	19	16	19	24	22
Commercial lines	112	112	110	120	112
Homeowners	1,365	1,578	1,794	1,743	1,343
Other personal lines	485	490	532	516	455

	$6,625	$6,636	$7,064	$6,864	$6,462

(1) Canada premiums included in Allstate brand	$235	$253	$279	$291	$218

THE ALLSTATE CORPORATION

ALLSTATE BRAND PREMIUMS WRITTEN (1)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Allstate Auto Home and Agencies
Standard auto	$3,931	$3,833	$3,932	$3,828	$3,887
Non-standard auto	168	155	170	167	185
Auto	4,099	3,988	4,102	3,995	4,072

Involuntary auto	17	15	17	21	20
Homeowners	1,268	1,477	1,686	1,639	1,258
Other personal lines	9	9	12	12	8
	5,393	5,489	5,817	5,667	5,358

Emerging Businesses (2)
Specialty auto (3)	$56	$43	$62	$82	$54
Landlord	124	137	140	132	123
Renters	53	52	62	54	50
Condominium	45	47	50	49	41
Other property	100	102	126	136	100
Specialty property	322	338	378	371	314

Consumer household (4)	378	381	440	453	368

Allstate Roadside Services	82	75	74	71	76
Allstate Dealer Services	51	45	44	40	37
Other personal lines (5)	455	458	496	482	427

Commercial lines	112	112	110	120	112
	623	613	668	684	593

Allstate brand (1)
Standard auto	$3,983	$3,872	$3,988	$3,903	$3,937
Non-standard auto	172	159	176	174	189
Auto	4,155	4,031	4,164	4,077	4,126

Involuntary auto	17	15	17	21	20
Commercial lines	112	112	110	120	112
Homeowners	1,268	1,477	1,686	1,639	1,258
Other personal lines	464	467	508	494	435
	$6,016	$6,102	$6,485	$6,351	$5,951

(1)            Allstate brand is comprised of Allstate Auto Home and Agencies and Emerging Businesses.

(2)            Emerging Businesses include Consumer Household (specialty auto products including motorcycle, trailer, motor home and off-road vehicle insurance policies and specialty property products including renter, landlord, boat, umbrella, manufactured home and condominium insurance policies), Allstate Roadside Services (roadside assistance products),  Allstate Dealer Services (guaranteed automobile protection and vehicle service products sold primarily through auto dealers), Ivantage (insurance agency) and Commercial Lines (commercial products for small business owners).

(3)            Specialty auto is reported in Allstate brand auto.

(4)            Consumer household includes specialty auto and specialty property.

(5)            Emerging Businesses other personal lines include specialty property, Allstate Roadside Services and Allstate Dealer Services.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended			Three months ended			Three months ended
	March 31, 2013 (1)			December 31, 2012			September 30, 2012

	Number of		State	Number of		State	Number of			State
	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	12	0.3	1.8	15	0.8	2.9	13		0.3	1.8
Non-standard auto	3	0.1	3.2	4	0.4	5.9	4		0.2	5.8
Auto	15	0.3	1.8	17	0.8	3.0	15		0.3	1.8
Homeowners (3)	16	1.3	4.8	20	2.3	6.2	10		0.8	7.3

Encompass brand
Standard auto	5	0.8	5.6	21	1.7	4.3	3		0.7	4.5
Homeowners	3	1.4	7.0	20	3.0	5.8	5	(6)	0.3	2.5

Esurance brand
Standard auto	11	0.9	4.2	21	2.0	4.4	7		1.2	4.2

	Three months ended			Three months ended			Three months ended
	June 30, 2012			March 31, 2012			December 31, 2011

	Number of		State	Number of		State	Number of			State
	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	19	1.5	4.4	10	0.5	5.4	12	(7)	0.7	3.9
Non-standard auto	1	0.3	7.5	4	0.2	1.4	5	(6)	1.1	6.5
Auto	19	1.4	4.4	13	0.5	5.1	16	(6)	0.8	4.0
Homeowners (3)	7	1.2	10.2	13	2.0	7.9	17		2.9	7.8

Encompass brand
Standard auto	14	1.6	4.2	2	0.1	3.2	7		1.8	6.5
Homeowners	14	1.8	5.4	5	0.9	5.3	8		0.8	4.6

Esurance brand
Standard auto	23	(0.1)	(0.1)	6	1.3	8.6	n/a		n/a	n/a

(1)                 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending March 31, 2013 are estimated to total $141 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Rate changes also exclude Canadian operations, specialty auto, and excess and surplus homeowners lines.

(2)                 Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.5%, 0.6%, 1.1%, 0.9%, 0.4% and 1.2% for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

(3)                 Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.7%, 1.0%, 0.7%, 2.0%, 3.6% and 2.6% for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

(4)                 Represents the impact in the states where rate changes were approved during the period as a percentage of total countrywide prior year-end premiums written.

(5)                 Represents the impact in the states where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those states.

(6)                 Includes Washington, D.C.

(7)                 Includes the impact of a 8.0% rate increase in Florida and a 1.2% rate increase in New York in the fourth quarter of 2011.

n/a        Not available.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Net premiums written	$6,016	$6,102	$6,485	$6,351	$5,951

Net premiums earned
Standard auto	$3,927	$3,921	$3,910	$3,909	$3,897
Non-standard auto	167	171	177	184	183
Auto	4,094	4,092	4,087	4,093	4,080
Homeowners	1,516	1,514	1,499	1,487	1,480
Other personal lines	599	600	591	583	583
Total	6,209	6,206	6,177	6,163	6,143

Incurred losses
Standard auto	$2,670	$2,988	$2,617	$2,734	$2,713
Non-standard auto	104	104	103	112	123
Auto	2,774	3,092	2,720	2,846	2,836
Homeowners	914	1,045	735	1,218	836
Other personal lines	355	429	416	369	314
Total	4,043	4,566	3,871	4,433	3,986

Expenses
Standard auto	$1,029	$1,001	$977	$1,000	$998
Non-standard auto	39	45	43	42	44
Auto	1,068	1,046	1,020	1,042	1,042
Homeowners	376	377	358	342	351
Other personal lines	207	216	182	164	178
Total	1,651	1,639	1,560	1,548	1,571

Underwriting income (loss)
Standard auto	$228	$(68)	$316	$175	$186
Non-standard auto	24	22	31	30	16
Auto	252	(46)	347	205	202
Homeowners	226	92	406	(73)	293
Other personal lines	37	(45)	(7)	50	91
Total	515	1	746	182	586

Loss ratio	65.1	73.6	62.7	71.9	64.9
Expense ratio	26.6	26.4	25.2	25.1	25.6
Combined ratio	91.7	100.0	87.9	97.0	90.5

Effect of catastrophe losses on combined ratio	5.5	15.5	3.1	12.9	4.1

Effect of prior year reserve reestimates on combined ratio	(0.6)	(2.2)	(2.9)	(2.5)	(3.3)

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.1	0.1	0.1	0.1	0.1

Effect of advertising expenses on combined ratio	2.7	2.5	2.4	2.9	3.1

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	86.2	85.3	86.7	85.1	87.0
Effect of catastrophe losses	5.5	15.5	3.1	12.9	4.1
Effect of prior year non-catastrophe reserve reestimates	(0.1)	(0.9)	(2.0)	(1.1)	(0.7)
Effect of business combination expenses and the amortization of purchased intangible assets	0.1	0.1	0.1	0.1	0.1
Combined ratio	91.7	100.0	87.9	97.0	90.5

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Net premiums written	$267	$278	$297	$289	$249

Net premiums earned
Standard auto	$155	$153	$152	$153	$151
Non-standard auto	-	-	-	-	-
Auto	155	153	152	153	151
Homeowners	100	98	96	93	92
Other personal lines	25	24	23	23	23
Total	280	275	271	269	266

Incurred losses
Standard auto	$117	$118	$121	$125	$118
Non-standard auto	-	(2)	(2)	-	-
Auto	117	116	119	125	118
Homeowners	62	121	56	62	51
Other personal lines	20	20	13	10	20
Total	199	257	188	197	189

Expenses
Standard auto	$47	$47	$45	$42	$43
Non-standard auto	-	1	-	-	-
Auto	47	48	45	42	43
Homeowners	32	31	30	28	28
Other personal lines	8	6	7	7	5
Total	87	85	82	77	76

Underwriting income (loss)
Standard auto	$(9)	$(12)	$(14)	$(14)	$(10)
Non-standard auto	-	1	2	-	-
Auto	(9)	(11)	(12)	(14)	(10)
Homeowners	6	(54)	10	3	13
Other personal lines	(3)	(2)	3	6	(2)
Total	(6)	(67)	1	(5)	1

Loss ratio	71.1	93.5	69.4	73.3	71.0
Expense ratio	31.0	30.9	30.2	28.6	28.6
Combined ratio	102.1	124.4	99.6	101.9	99.6

Effect of catastrophe losses on combined ratio	4.6	34.9	5.5	6.7	2.6

Effect of prior year reserve reestimates on combined ratio	(0.7)	(8.4)	(3.7)	(3.7)	(0.8)

Effect of advertising expenses on combined ratio	0.7	0.7	-	0.4	0.8

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	97.9	97.1	93.4	97.0	96.6
Effect of catastrophe losses	4.6	34.9	5.5	6.7	2.6
Effect of prior year non-catastrophe reserve reestimates	(0.4)	(7.6)	0.7	(1.8)	0.4
Combined ratio	102.1	124.4	99.6	101.9	99.6

THE ALLSTATE CORPORATION

ESURANCE BRAND PROFITABILITY MEASURES AND STATISTICS

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2013	2012	2012	2012	2012

Net premiums written	$342	$256	$282	$224	$262

Net premiums earned
Standard auto	$281	$264	$248	$234	$221

Incurred losses
Standard auto	$215	$215	$192	$178	$161

Expenses
Standard auto	$113	$95	$102	$95	$121

Underwriting loss	$(47)	$(46)	$(46)	$(39)	$(61)

Loss ratio	76.5	81.4	77.4	76.1	72.8
Expense ratio	40.2	36.0	41.1	40.6	54.8
Combined ratio	116.7	117.4	118.5	116.7	127.6

Effect of catastrophe losses on combined ratio	1.1	2.3	0.8	2.6	0.4

Effect of prior year reserve reestimates on combined ratio	-	-	-	-	-

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	5.3	7.2	8.1	8.1	18.1

Effect of advertising expenses on combined ratio	16.0	9.5	16.5	16.2	20.4

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	110.3	107.9	109.6	106.0	109.1
Effect of catastrophe losses	1.1	2.3	0.8	2.6	0.4
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets	5.3	7.2	8.1	8.1	18.1
Combined ratio	116.7	117.4	118.5	116.7	127.6

Policies in Force (in thousands)
Standard auto	1,151	1,029	962	892	849

New Issued Applications (in thousands)
Standard auto	222	164	172	130	139

Average Premium - Gross Written ($)
Standard auto	494	484	485	490	508

Renewal Ratio (%)
Standard auto	81.2	80.1	79.7	81.9	80.5

Impact of Esurance brand on Allstate Protection combined ratio	0.7	0.7	0.7	0.6	0.9

Impact of Esurance brand on Allstate Protection expense ratio	1.7	1.4	1.5	1.4	1.8

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2013	2012	2012	2012	2012

Net premiums written
Allstate brand	$3,983	$3,872	$3,988	$3,903	$3,937
Encompass brand	147	153	163	160	142
Esurance brand	342	256	282	224	262
	4,472	4,281	4,433	4,287	4,341
Net premiums earned
Allstate brand	$3,927	$3,921	$3,910	$3,909	$3,897
Encompass brand	155	153	152	153	151
Esurance brand	281	264	248	234	221
	4,363	4,338	4,310	4,296	4,269
Incurred losses
Allstate brand	$2,670	$2,988	$2,617	$2,734	$2,713
Encompass brand	117	118	121	125	118
Esurance brand	215	215	192	178	161
	3,002	3,321	2,930	3,037	2,992
Expenses
Allstate brand	$1,029	$1,001	$977	$1,000	$998
Encompass brand	47	47	45	42	43
Esurance brand	113	95	102	95	121
	1,189	1,143	1,124	1,137	1,162
Underwriting income
Allstate brand	$228	$(68)	$316	$175	$186
Encompass brand	(9)	(12)	(14)	(14)	(10)
Esurance brand	(47)	(46)	(46)	(39)	(61)
	172	(126)	256	122	115
Loss ratio
Allstate brand	68.0	76.2	66.9	69.9	69.6
Encompass brand	75.5	77.1	79.6	81.7	78.1
Esurance brand	76.5	81.4	77.4	76.1	72.8
Allstate Protection	68.8	76.6	68.0	70.7	70.1
Expense ratio
Allstate brand	26.2	25.5	25.0	25.6	25.6
Encompass brand	30.3	30.7	29.6	27.5	28.5
Esurance brand	40.2	36.0	41.1	40.6	54.8
Allstate Protection	27.3	26.3	26.1	26.5	27.2
Combined ratio
Allstate brand	94.2	101.7	91.9	95.5	95.2
Encompass brand	105.8	107.8	109.2	109.2	106.6
Esurance brand	116.7	117.4	118.5	116.7	127.6
Allstate Protection	96.1	102.9	94.1	97.2	97.3
Effect of catastrophe losses on combined ratio
Allstate brand	1.1	9.3	1.3	3.9	1.2
Encompass brand	(0.6)	9.8	1.3	2.6	0.7
Esurance brand	1.1	2.3	0.8	2.6	0.4
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.6)	(1.7)	(3.2)	(2.0)	(1.2)
Encompass brand	(3.9)	(14.4)	0.7	-	0.7
Esurance brand	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	5.3	7.2	8.1	8.1	18.1
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	93.5	94.0	93.7	93.4	94.9
Effect of catastrophe losses on combined ratio	1.1	9.3	1.3	3.9	1.2
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.4)	(1.6)	(3.1)	(1.8)	(0.9)
Allstate brand combined ratio	94.2	101.7	91.9	95.5	95.2
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(1.2)	(0.1)	(0.1)	(0.2)	(0.3)

THE ALLSTATE CORPORATION

ALLSTATE BRAND STANDARD AUTO LOSS RATIO OF TOP 5 STATES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Allstate brand standard auto loss ratio (1)
California	72.1	71.2	68.8	71.6	78.4
Florida	69.7	72.5	65.6	66.6	71.3
New York (2)	70.6	135.2	67.8	67.7	65.2
Pennsylvania	70.1	71.0	71.9	70.3	72.7
Texas	65.8	66.8	62.5	81.5	74.5

All other states & Canada	67.9	68.8	67.0	68.7	67.6

Total Allstate brand standard auto	68.0	76.2	66.9	69.9	69.6

(1)          Loss ratios include prior year reserve reestimates.

(2)          Excluding the impact of Sandy, loss ratio in New York for the three months ended December 31, 2012 was 71.0.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2013	2012	2012	2012	2012

Net premiums written
Allstate brand	$172	$159	$176	$174	$189
Encompass brand	-	-	-	-	-
	172	159	176	174	189
Net premiums earned
Allstate brand	$167	$171	$177	$184	$183
Encompass brand	-	-	-	-	-
	167	171	177	184	183
Incurred losses
Allstate brand	$104	$104	$103	$112	$123
Encompass brand	-	(2)	(2)	-	-
	104	102	101	112	123
Expenses
Allstate brand	$39	$45	$43	$42	$44
Encompass brand	-	1	-	-	-
	39	46	43	42	44
Underwriting income
Allstate brand	$24	$22	$31	$30	$16
Encompass brand	-	1	2	-	-
	24	23	33	30	16
Loss ratio
Allstate brand	62.3	60.8	58.2	60.9	67.2
Encompass brand	-	-	-	-	-
Allstate Protection	62.3	59.6	57.1	60.9	67.2
Expense ratio
Allstate brand	23.3	26.3	24.3	22.8	24.1
Encompass brand	-	-	-	-	-
Allstate Protection	23.3	26.9	24.3	22.8	24.1
Combined ratio
Allstate brand	85.6	87.1	82.5	83.7	91.3
Encompass brand	-	-	-	-	-
Allstate Protection	85.6	86.5	81.4	83.7	91.3
Effect of catastrophe losses on combined ratio
Allstate brand	0.6	0.6	1.1	1.6	-
Encompass brand	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.6)	(7.0)	(4.5)	(1.6)	-
Encompass brand	-	-	-	-	-

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2013	2012	2012	2012	2012

Net premiums written
Allstate brand	$4,155	$4,031	$4,164	$4,077	$4,126
Encompass brand	147	153	163	160	142
Esurance brand	342	256	282	224	262
	4,644	4,440	4,609	4,461	4,530
Net premiums earned
Allstate brand	$4,094	$4,092	$4,087	$4,093	$4,080
Encompass brand	155	153	152	153	151
Esurance brand	281	264	248	234	221
	4,530	4,509	4,487	4,480	4,452
Incurred losses
Allstate brand	$2,774	$3,092	$2,720	$2,846	$2,836
Encompass brand	117	116	119	125	118
Esurance brand	215	215	192	178	161
	3,106	3,423	3,031	3,149	3,115
Expenses
Allstate brand	$1,068	$1,046	$1,020	$1,042	$1,042
Encompass brand	47	48	45	42	43
Esurance brand	113	95	102	95	121
	1,228	1,189	1,167	1,179	1,206
Underwriting income
Allstate brand	$252	$(46)	$347	$205	$202
Encompass brand	(9)	(11)	(12)	(14)	(10)
Esurance brand	(47)	(46)	(46)	(39)	(61)
	196	(103)	289	152	131
Loss ratio
Allstate brand	67.7	75.6	66.5	69.5	69.5
Encompass brand	75.5	75.8	78.3	81.7	78.1
Esurance brand	76.5	81.4	77.4	76.1	72.8
Allstate Protection	68.6	75.9	67.6	70.3	70.0
Expense ratio
Allstate brand	26.1	25.5	25.0	25.5	25.5
Encompass brand	30.3	31.4	29.6	27.5	28.5
Esurance brand	40.2	36.0	41.1	40.6	54.8
Allstate Protection	27.1	26.4	26.0	26.3	27.1
Combined ratio
Allstate brand	93.8	101.1	91.5	95.0	95.0
Encompass brand	105.8	107.2	107.9	109.2	106.6
Esurance brand	116.7	117.4	118.5	116.7	127.6
Allstate Protection	95.7	102.3	93.6	96.6	97.1
Effect of catastrophe losses on combined ratio
Allstate brand	1.1	8.9	1.2	3.8	1.2
Encompass brand	(0.6)	9.8	1.3	2.6	0.7
Esurance brand	1.1	2.3	0.8	2.6	0.4
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.6)	(1.9)	(3.3)	(2.0)	(1.2)
Encompass brand	(3.9)	(15.0)	(0.7)	(0.7)	0.7
Esurance brand	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	5.3	7.2	8.1	8.1	18.1

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2013	2012	2012	2012	2012

Net premiums written
Allstate brand	$1,268	$1,477	$1,686	$1,639	$1,258
Encompass brand	97	101	108	104	85
	1,365	1,578	1,794	1,743	1,343
Net premiums earned
Allstate brand	$1,516	$1,514	$1,499	$1,487	$1,480
Encompass brand	100	98	96	93	92
	1,616	1,612	1,595	1,580	1,572
Incurred losses
Allstate brand	$914	$1,045	$735	$1,218	$836
Encompass brand	62	121	56	62	51
	976	1,166	791	1,280	887
Expenses
Allstate brand	$376	$377	$358	$342	$351
Encompass brand	32	31	30	28	28
	408	408	388	370	379
Underwriting income
Allstate brand	$226	$92	$406	$(73)	$293
Encompass brand	6	(54)	10	3	13
	232	38	416	(70)	306
Loss ratio
Allstate brand	60.3	69.0	49.0	81.9	56.5
Encompass brand	62.0	123.5	58.3	66.7	55.4
Allstate Protection	60.4	72.3	49.6	81.0	56.4
Expense ratio
Allstate brand	24.8	24.9	23.9	23.0	23.7
Encompass brand	32.0	31.6	31.3	30.1	30.5
Allstate Protection	25.2	25.3	24.3	23.4	24.1
Combined ratio
Allstate brand	85.1	93.9	72.9	104.9	80.2
Encompass brand	94.0	155.1	89.6	96.8	85.9
Allstate Protection	85.6	97.6	73.9	104.4	80.5
Effect of catastrophe losses on combined ratio
Allstate brand	18.7	32.0	7.8	40.2	12.6
Encompass brand	12.0	77.6	13.5	15.1	6.5
Effect of prior year reserve reestimates on combined ratio
Allstate brand	2.6	(5.0)	(4.3)	(3.5)	(7.9)
Encompass brand	1.0	2.0	(8.3)	(4.3)	(2.2)
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	65.8	62.4	66.2	64.6	67.0
Effect of catastrophe losses on combined ratio	18.7	32.0	7.8	40.2	12.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.6	(0.5)	(1.1)	0.1	0.6
Allstate brand combined ratio	85.1	93.9	72.9	104.9	80.2
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	2.0	(4.5)	(3.2)	(3.6)	(8.5)

THE ALLSTATE CORPORATION

OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
($ in millions)	2013	2012	2012	2012	2012

Net premiums written
Allstate brand	$593	$594	$635	$635	$567
Encompass brand	23	24	26	25	22
	616	618	661	660	589
Net premiums earned
Allstate brand	$599	$600	$591	$583	$583
Encompass brand	25	24	23	23	23
	624	624	614	606	606
Incurred losses
Allstate brand	$355	$429	$416	$369	$314
Encompass brand	20	20	13	10	20
	375	449	429	379	334
Expenses
Allstate brand	$207	$216	$182	$164	$178
Encompass brand	8	6	7	7	5
	215	222	189	171	183
Underwriting income
Allstate brand	$37	$(45)	$(7)	$50	$91
Encompass brand	(3)	(2)	3	6	(2)
	34	(47)	(4)	56	89
Loss ratio
Allstate brand	59.3	71.5	70.4	63.3	53.9
Encompass brand	80.0	83.3	56.5	43.5	87.0
Allstate Protection	60.1	71.9	69.9	62.6	55.1
Expense ratio
Allstate brand	34.5	36.0	30.8	28.1	30.5
Encompass brand	32.0	25.0	30.5	30.4	21.7
Allstate Protection	34.5	35.6	30.8	28.2	30.2
Combined ratio
Allstate brand	93.8	107.5	101.2	91.4	84.4
Encompass brand	112.0	108.3	87.0	73.9	108.7
Allstate Protection	94.6	107.5	100.7	90.8	85.3
Effect of catastrophe losses on combined ratio
Allstate brand	2.7	18.0	3.6	7.2	2.9
Encompass brand	8.0	20.8	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(2.0)	3.2	2.7	(2.9)	(6.7)
Encompass brand	12.0	(8.3)	(4.3)	(21.7)	(4.3)
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Allstate brand	1.0	1.0	1.0	1.2	1.2

(1)          Other personal lines include commercial, renters, condominium, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY POLICIES IN FORCE AND OTHER STATISTICS

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Policies in Force (in thousands) (1)

Allstate brand
Allstate Auto Home and Agencies
Standard auto	16,850	16,929	16,941	17,046	17,080
Non-standard auto	509	508	528	551	570
Auto	17,359	17,437	17,469	17,597	17,650
Homeowners	5,895	5,974	6,042	6,147	6,259
Canada	1,005	991	975	956	938
Involuntary auto	25	27	28	29	28
Excess and surplus	15	13	12	10	9
	24,299	24,442	24,526	24,739	24,884
Emerging Businesses (2)
Renters	1,304	1,303	1,300	1,283	1,275
Condominium	614	616	615	616	615
Landlord	748	752	754	758	764
Other property	1,209	1,223	1,230	1,238	1,245
Specialty property	3,875	3,894	3,899	3,895	3,899
Specialty auto	1,021	1,018	1,023	1,010	976
Consumer household	4,896	4,912	4,922	4,905	4,875
Commercial lines	286	283	290	283	281
Allstate Roadside Services	1,001	1,009	1,025	1,035	1,045
	6,183	6,204	6,237	6,223	6,201
Total Allstate brand	30,482	30,646	30,763	30,962	31,085
Encompass brand
Standard auto	714	708	697	687	676
Homeowners	333	327	320	314	309
Specialty auto	23	23	22	22	21
Specialty property	117	116	114	112	111
Involuntary auto	4	4	5	5	5
Total Encompass brand	1,191	1,178	1,158	1,140	1,122

Esurance brand
Standard auto	1,151	1,029	962	892	849
Specialty property (3)	7	2	-	-	-
Total Esurance brand	1,158	1,031	962	892	849

Total Policies in Force	32,831	32,855	32,883	32,994	33,056

Other Customer Relationships
Good Hands Roadside Members (in thousands) (4)	1,099	870	758	656	569

Non-Proprietary Premiums
Answer Financial ($ in millions)	$126	$114	$109	$104	$115

(1)            Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (guaranteed automobile protection and vehicle service products sold primarily through auto dealers) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not available.  Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)            Emerging Businesses policies in force include statistics for Consumer Household (specialty auto products including motorcycle, trailer, motor home and off-road vehicle insurance policies and specialty property products including renter, landlord, boat, umbrella, manufactured home and condominium insurance policies), Commercial Lines (commercial products for small business owners) and Allstate Roadside Services (roadside assistance products sold by Allstate Motor Club).

(3)            Specialty property includes renter insurance policies for Esurance.

(4)            Membership provides pay on demand access to roadside services.  Fees for three months ended March 31, 2013 were $181 thousand.

THE ALLSTATE CORPORATION

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

New Issued Applications (in thousands) (2)
Standard auto	497	445	460	458	463
Non-standard auto	73	53	56	58	79
Auto	570	498	516	516	542
Homeowners	113	109	116	116	101
Average Premium - Gross Written ($) (3)
Standard auto	457	455	450	447	447
Non-standard auto	601	605	596	601	598
Auto	462	460	455	452	452
Homeowners	1,115	1,104	1,096	1,080	1,065
Average Premium - Net Earned ($) (4)
Standard auto	439	437	433	433	431
Non-standard auto	550	544	538	545	542
Auto	442	440	436	437	434
Homeowners	983	973	949	925	904
Renewal Ratio (%) (5)
Standard auto	89.3	89.0	89.0	89.0	88.7
Non-standard auto	70.7	70.6	70.1	71.2	69.1
Auto	88.7	88.4	88.3	88.3	88.0
Homeowners	87.0	87.5	87.2	87.0	87.4
Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	(1.5)	(2.1)	(1.2)	1.9	(2.1)
Non-standard auto	(2.7)	(4.0)	1.3	3.2	(1.0)
Auto	(1.9)	(2.4)	(1.4)	1.6	(2.5)
Property Damage Claim Frequency
(% change year-over-year)
Standard auto	(0.2)	(3.7)	(1.2)	1.4	(4.1)
Non-standard auto	(0.7)	(3.7)	(1.9)	0.9	(1.2)
Auto	(0.4)	(3.9)	(1.4)	1.1	(4.3)
Auto Paid Severity
(% change year-over-year)
Bodily injury	7.4	5.2	6.8	3.4	1.2
Property damage	(1.0)	0.4	3.9	3.0	4.6
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	1.1	(10.0)	(11.4)	(6.7)	(4.8)
Claim severity	(0.5)	6.0	5.8	2.0	(0.4)

(1)            Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, specialty auto and excess and surplus lines.

(2)            New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection market segment.  Does not include automobiles that are added by existing customers.

(3)            Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)            Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)          Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Three months ended March 31, 2013

							Premium rate changes (3)
Primary Exposure Groupings (1)	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of states	Annual impact of rate changes on state specific premiums written

Florida	$30	$19	63.3%	$-	0.0%
Other hurricane exposure states	832	622	74.8%	283	34.0%
Total hurricane exposure states (2)	862	641	74.4%	283	32.8%		9	4.6%
Other catastrophe exposure states	754	335	44.4%	13	1.7%		8	5.9%

Total	$1,616	$976	60.4%	$296	18.3%	9	17	4.9%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE LOSSES BY MARKET SEGMENT

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Allstate brand
Standard auto	$42	$365	$49	$153	$48
Non-standard auto	1	1	2	3	-
Auto	43	366	51	156	48

Homeowners	284	485	117	597	186
Other personal lines	16	108	21	42	17
Total Allstate Brand	343	959	189	795	251

Encompass brand
Standard auto	(1)	15	2	4	1
Non-standard auto	-	-	-	-	-
Auto	(1)	15	2	4	1

Homeowners	12	76	13	14	6
Other personal lines	2	5	-	-	-
Total Encompass Brand	13	96	15	18	7

Esurance brand
Standard auto	3	6	2	6	1

Allstate Protection	$359	$1,061	$206	$819	$259

Allstate Protection
Standard auto	$44	$386	$53	$163	$50
Non-standard auto	1	1	2	3	-
Auto	45	387	55	166	50

Homeowners	296	561	130	611	192
Other personal lines	18	113	21	42	17

	$359	$1,061	$206	$819	$259

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of catastrophe losses relating to earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability combined ratio					Premiums earned	Total catastrophe	Total catastrophe	Effect on the Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2004	1.6	3.8	26.0	6.2	9.5	$25,989	$2,468	$467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	-	-	-	5.3	6,770	359	387	5.7

Average	4.8	10.7	18.1	6.8	10.0				5.9

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended March 31, 2013
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	1	11.1	225	62.7	3.3	225
$50 million to $100 million	1	11.1	73	20.3	1.1	73
Less than $50 million	7	77.8	93	25.9	1.4	13
Total	9	100.0%	391	108.9	5.8	43
Prior year reserve reestimates			(32)	(8.9)	(0.5)
Prior quarter reserve reestimates			-	-	-
Total catastrophe losses			$359	100.0%	5.3

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Prior Year Reserve Reestimates (1)

Auto	$(70)	$(100)	$(134)	$(83)	$(48)
Homeowners	41	(74)	(72)	(56)	(119)
Other personal lines	(9)	17	15	(22)	(40)

Allstate Protection	(38)	(157)	(191)	(161)	(207)

Discontinued Lines and Coverages	3	3	42	3	3

Property-Liability	$(35)	$(154)	$(149)	$(158)	$(204)

Allstate brand (2)	$(36)	$(134)	$(181)	$(151)	$(205)
Encompass brand (2)	(2)	(23)	(10)	(10)	(2)
Esurance brand	-	-	-	-	-

Allstate Protection (2)	$(38)	$(157)	$(191)	$(161)	$(207)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)(3)

Auto	(1.0)	(1.5)	(2.0)	(1.3)	(0.7)
Homeowners	0.6	(1.1)	(1.1)	(0.8)	(1.8)
Other personal lines	(0.2)	0.3	0.2	(0.3)	(0.6)

Allstate Protection	(0.6)	(2.3)	(2.9)	(2.4)	(3.1)

Discontinued Lines and Coverages	-	-	0.7	-	-

Property-Liability	(0.6)	(2.3)	(2.2)	(2.4)	(3.1)

Allstate brand	(0.5)	(2.0)	(2.7)	(2.3)	(3.1)
Encompass brand	(0.1)	(0.3)	(0.2)	(0.1)	-
Esurance brand	-	-	-	-	-

Allstate Protection	(0.6)	(2.3)	(2.9)	(2.4)	(3.1)

(1)	Favorable reserve reestimates are shown in parentheses.
(2)

Favorable reserve reestimates included in catastrophe losses for Allstate Brand, Encompass Brand and Allstate Protection totaled $31 million, $1 million and $32 million in the three months ended March 31, 2013, respectively, compared to $158 million, $3 million and $161 million for Allstate Brand, Encompass Brand and Allstate Protection in the same period of 2012.

(3)	Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months	Twelve months ended December 31,
	ended
	March 31,
	2013	2012	2011	2010	2009	2008
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,026	$1,078	$1,100	$1,180	$1,228	$1,302
Incurred claims and claims expense	-	26	26	5	(8)	8
Claims and claims expense paid	(22)	(78)	(48)	(85)	(40)	(82)
Ending reserves	$1,004	$1,026	$1,078	$1,100	$1,180	$1,228

Claims and claims expense paid as a percent of ending reserves	2.2%	7.6%	4.5%	7.7%	3.4%	6.7%

Environmental claims
Beginning reserves	$193	$185	$201	$198	$195	$232
Incurred claims and claims expense	-	22	-	18	13	-
Claims and claims expense paid	(1)	(14)	(16)	(15)	(10)	(37)
Ending reserves	$192	$193	$185	$201	$198	$195

Claims and claims expense paid as a percent of ending reserves	0.5%	7.3%	8.6%	7.5%	5.1%	19.0%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Investments	$56,853	$56,999	$58,155	$57,734	$57,620

Premiums (1)	$303	$299	$291	$291	$287
Contract charges (1)	276	267	272	268	266
Net investment income	635	665	632	663	687
Periodic settlements and accruals on non-hedge derivative instruments	10	10	15	15	15
Contract benefits	(458)	(464)	(453)	(462)	(439)
Interest credited to contractholder funds	(336)	(347)	(357)	(362)	(368)
Amortization of deferred policy acquisition costs	(76)	(71)	(117)	(76)	(86)
Operating costs and expenses	(148)	(152)	(147)	(135)	(142)
Restructuring and related charges	(2)	-	-	-	-
Income tax expense on operations	(60)	(63)	(39)	(64)	(70)

Operating income	144	144	97	138	150

Realized capital gains and losses, after-tax	12	37	(36)	5	(14)
Valuation changes on embedded derivatives that are not hedged, after-tax	(6)	(6)	97	(3)	(6)
DAC and DSI accretion (amortization) relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	1	(4)	(28)	-	(10)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	4	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(6)	(7)	(9)	(10)	(10)
Gain on disposition of operations, after-tax	1	2	6	2	2

Net income	$146	$166	$131	$132	$112

(1)            Allstate Benefits premiums and contract charges increased 11.8% to $170 million in the first quarter of 2013 from $152 million in the first quarter of 2012.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
Return on Attributed Equity

Numerator:

Net income (1)	$575	$541	$510	$571	$600

Denominator:

Beginning attributed equity (2)	$7,475	$7,230	$7,044	$6,868	$6,568
Ending attributed equity	8,617	8,446	8,291	7,737	7,475

Average attributed equity (3)	$8,046	$7,838	$7,668	$7,303	$7,022

Return on attributed equity	7.1%	6.9%	6.7%	7.8%	8.5%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$523	$529	$515	$547	$544

Denominator:

Beginning attributed equity (2)	$7,475	$7,230	$7,044	$6,868	$6,568
Unrealized net capital gains and losses	1,073	842	776	792	656
Adjusted beginning attributed equity	6,402	6,388	6,268	6,076	5,912

Ending attributed equity	8,617	8,446	8,291	7,737	7,475
Unrealized net capital gains and losses	1,702	1,678	1,666	1,240	1,073
Adjusted ending attributed equity	6,915	6,768	6,625	6,497	6,402

Average adjusted attributed equity (3)	$6,659	$6,578	$6,447	$6,287	$6,157

Operating income return on attributed equity	7.9%	8.0%	8.0%	8.7%	8.8%

(1)                 Net income and operating income reflect a trailing twelve-month period.

(2)                 Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for American Heritage Life Investment Corporation.

(3)                 Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$116	$123	$117	$117	$113
Accident and health insurance premiums	180	167	164	160	162
Interest-sensitive life insurance contract charges	273	265	267	263	260
	569	555	548	540	535
Annuities
Immediate annuities with life contingencies premiums	7	9	10	14	12
Other fixed annuity contract charges	3	2	5	5	6
	10	11	15	19	18
Total	$579	$566	$563	$559	$553

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$276	$278	$261	$272	$266
Workplace enrolling agents	188	180	174	170	170
Other (2)	115	108	128	117	117
Total	$579	$566	$563	$559	$553

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(3)

Allstate agencies (1)	36,421	50,428	32,076	30,544	29,714
Other	879	1,006	766	780	876
Total	37,300	51,434	32,842	31,324	30,590

ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (4)	$52	$136	$62	$59	$53

(1)            Includes products directly sold through call centers and internet.

(2)            Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.

(3)            Excludes Allstate Benefits and non-proprietary products.

(4)            New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Beginning balance	$39,319	$40,110	$40,832	$41,603	$42,332

Deposits
Fixed annuities	287	318	272	185	153
Interest-sensitive life insurance	386	357	323	335	332
Total deposits	673	675	595	520	485

Interest credited	350	362	213	369	379

Benefits, withdrawals, maturities and other adjustments
Benefits	(395)	(434)	(341)	(331)	(357)
Surrenders and partial withdrawals	(891)	(1,157)	(941)	(949)	(943)
Maturities of and interest payments on institutional products	(1)	(48)	(1)	(88)	(1)
Contract charges	(277)	(272)	(264)	(266)	(264)
Net transfers from separate accounts	1	4	3	2	2
Other adjustments	28	79	14	(28)	(30)
Total benefits, withdrawals, maturities and other adjustments	(1,535)	(1,828)	(1,530)	(1,660)	(1,593)

Ending balance	$38,807	$39,319	$40,110	$40,832	$41,603

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Benefit spread
Premiums	$303	$299	$291	$291	$287
Cost of insurance contract charges (1)	180	173	180	173	170
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(325)	(331)	(318)	(326)	(305)
Total benefit spread	158	141	153	138	152

Investment spread
Net investment income	635	665	632	663	687
Implied interest on immediate annuities with life contingencies (2)	(133)	(133)	(135)	(136)	(134)
Interest credited to contractholder funds	(345)	(357)	(215)	(366)	(378)
Total investment spread	157	175	282	161	175

Surrender charges and contract maintenance expense fees (1)	96	94	92	95	96
Realized capital gains and losses	19	56	(56)	8	(21)
Amortization of deferred policy acquisition costs	(75)	(77)	(146)	(77)	(101)
Operating costs and expenses	(148)	(152)	(147)	(135)	(142)
Restructuring and related charges	(2)	-	-	-	-
Gain on disposition of operations	2	3	9	3	3
Income tax expense	(61)	(74)	(56)	(61)	(50)

Net income	$146	$166	$131	$132	$112

Benefit spread by product group
Life insurance	$86	$79	$90	$87	$91
Accident and health insurance	89	82	76	72	73
Annuities	(17)	(20)	(13)	(21)	(12)
Total benefit spread	$158	$141	$153	$138	$152

Investment spread by product group
Annuities and institutional products	$59	$85	$39	$71	$97
Life insurance	27	21	23	20	18
Accident and health insurance	6	6	7	6	6
Net investment income on investments supporting capital	74	72	64	68	64
Investment spread before valuation changes on embedded derivatives that are not hedged	166	184	133	165	185
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	(9)	(9)	149	(4)	(10)
Total investment spread	$157	$175	$282	$161	$175

(1) Reconciliation of contract charges
Cost of insurance contract charges	$180	$173	$180	$173	$170
Surrender charges and contract maintenance expense fees	96	94	92	95	96
Total contract charges	$276	$267	$272	$268	$266

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(325)	$(331)	$(318)	$(326)	$(305)
Implied interest on immediate annuities with life contingencies	(133)	(133)	(135)	(136)	(134)
Total contract benefits	$(458)	$(464)	$(453)	$(462)	$(439)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended March 31, 2013			Three months ended March 31, 2012

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.2%	3.9%	1.3%	5.4%	4.1%	1.3%
Deferred fixed annuities and institutional products	4.6	3.1	1.5	4.5	3.2	1.3
Immediate fixed annuities with and without life contingencies	6.3	6.0	0.3	7.8	6.1	1.7
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	3.9	n/a	n/a

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of March 31, 2013		Twelve months ended March 31, 2013		Twelve months ended
					March	Dec.	Sept.	June	March
		Attributed equity			2013	2012	2012	2012	2012
	Reserves and	excluding unrealized	Operating		Operating income return
	Contractholder funds	capital gains/losses (3)(4)	income (5)		on attributed equity (%)
Underwritten products
Life insurance	$14,419	$2,797	$231		8.9%	9.0%	9.0%	10.8%	11.3%
Accident and health insurance	2,045	646	87		13.5	12.7	16.6	16.3	15.9
Subtotal	16,464	3,443	318		9.8	9.7	10.6	11.9	12.2
Annuities and institutional products:
Deferred Annuities	21,917	1,870	205		10.9	9.8	9.1	9.2	9.2
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,140	1,018	(19)		(1.9)	(0.7)	(0.7)	(0.7)	(1.0)
Standard structured settlements and SPIA (2)	8,169	523	25		5.1	9.0	5.3	5.3	5.7
Subtotal	13,309	1,541	6		0.4	2.4	1.1	1.1	0.9
Institutional products	1,884	61	(6)
Subtotal	37,110	3,472	205		6.0	6.5	5.7	5.9	5.9
Total Allstate Financial	$53,574	$6,915	$523		7.9	8.0	8.0	8.7	8.8

	Three months ended March 31, 2013
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$71	$24	$49	$144
Realized capital gains and losses, after-tax	(8)	-	20	12
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(6)	(6)
DAC and DSI accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	1	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	(6)	(6)
Gain on disposition of operations, after-tax	-	-	1	1
Net income	$63	$24	$59	$146

(1)

Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)

Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)	Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for American Heritage Life Investment Corporation.
(4)

Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)	Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Net investment income	$7	$6	$9	$11	$11
Operating costs and expenses	(95)	(96)	(90)	(107)	(86)
Income tax benefit on operations	35	35	34	33	34

Operating loss	(53)	(55)	(47)	(63)	(41)

Realized capital gains and losses, after-tax	-	3	-	-	-
Net loss	$(53)	$(52)	$(47)	$(63)	$(41)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2013	2012	2012	2012	2012

Fixed income securities, at fair value:
Tax-exempt	$6,470	$7,419	$8,002	$7,915	$7,634	$2	$3	$28	$29	$37
Taxable	22,635	22,262	21,787	21,578	21,272	45,176	45,793	46,317	46,390	46,232
Equity securities, at fair value	4,037	3,671	3,660	3,470	3,636	402	366	216	211	211
Mortgage loans	488	493	498	494	494	5,946	6,077	6,406	6,434	6,673
Limited partnership interests	2,994	2,991	3,106	2,877	2,889	1,933	1,924	1,860	1,806	1,729
Short-term, at fair value	1,171	912	756	699	608	1,391	907	1,320	893	681
Other	600	467	200	253	192	2,003	1,929	2,008	1,971	2,057
Total	$38,395	$38,215	$38,009	$37,286	$36,725	$56,853	$56,999	$58,155	$57,734	$57,620

Fixed income securities, at amortized cost:
Tax-exempt	$6,168	$7,061	$7,616	$7,592	$7,350	$2	$3	$28	$29	$36
Taxable	21,721	21,311	20,752	20,878	20,742	41,582	42,043	42,495	43,464	43,936
Ratio of fair value to amortized cost	104.4%	104.6%	105.0%	103.6%	102.9%	108.6%	108.9%	109.0%	106.7%	105.2%
Equity securities, at cost	$3,449	$3,250	$3,271	$2,370	$3,270	$328	$327	$158	$160	$160
Short-term, at amortized cost	1,171	912	756	699	608	1,391	907	1,320	893	681

	CORPORATE AND OTHER					CONSOLIDATED

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2013	2012	2012	2012	2012

Fixed income securities, at fair value:
Tax-exempt	$604	$616	$724	$775	$748	$7,076	$8,038	$8,754	$8,719	$8,419
Taxable	919	924	871	1,239	1,300	68,730	68,979	68,975	69,207	68,804
Equity securities, at fair value	-	-	-	-	-	4,439	4,037	3,876	3,681	3,847
Mortgage loans	-	-	-	-	-	6,434	6,570	6,904	6,928	7,167
Limited partnership interests	4	7	8	11	19	4,931	4,922	4,974	4,694	4,637
Short-term, at fair value	607	517	749	275	597	3,169	2,336	2,825	1,867	1,886
Other	-	-	-	-	-	2,603	2,396	2,208	2,224	2,249
Total	$2,134	$2,064	$2,352	$2,300	$2,664	$97,382	$97,278	$98,516	$97,320	$97,009

Fixed income securities, at amortized cost:
Tax-exempt	$572	$580	$684	$739	$714	$6,742	$7,644	$8,328	$8,360	$8,100
Taxable	912	917	857	1,223	1,282	64,215	64,271	64,104	65,565	65,960
Ratio of fair value to amortized cost	102.6%	102.9%	103.5%	102.7%	102.6%	106.8%	107.1%	107.3%	105.4%	104.3%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,777	$3,577	$3,429	$2,530	$3,430
Short-term, at amortized cost	607	517	749	275	597	3,169	2,336	2,825	1,867	1,886

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of March 31, 2013

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other	Total

Infrastructure and real assets
Infrastructure and real assets - debt (1)	$14,825	$-	$-	$-	$-	$-	$14,825
Infrastructure and real assets - equity	-	368	-	523	-	-	891
	14,825	368	-	523	-	-	15,716
Real estate
Real estate - debt	4,131	-	6,434	-	-	-	10,565
Real estate - equity	-	224	-	1,635	-	122	1,981
Tax credit funds	-	-	-	665	-	-	665
	4,131	224	6,434	2,300	-	122	13,211
Consumer goods (cyclical and non-cyclical) (1)	11,418	744	-	-	-	-	12,162
Banking & financial services
Banking	3,840	174	-	-	-	-	4,014
Financial services (1)	4,243	249	-	-	-	-	4,492
Credit card and student loan ABS	621	-	-	-	-	-	621
Consumer auto ABS	557	-	-	-	-	-	557
	9,261	423	-	-	-	-	9,684
Municipal - General obligation, revenue and taxable	8,687	-	-	-	-	-	8,687
Government & agencies
U.S. government and agencies	4,257	-	-	-	811	-	5,068
Foreign government	1,915	-	-	-	-	-	1,915
	6,172	-	-	-	811	-	6,983
Technology and communications
Communications	3,420	161	-	-	-	-	3,581
Technology	2,587	290	-	-	-	-	2,877
	6,007	451	-	-	-	-	6,458
Capital goods	5,496	243	-	-	-	-	5,739
Basic & other industies
Basic industry	3,067	151	-	-	-	-	3,218
Other industries (1)	1,166	47	-	-	-	-	1,213
	4,233	198	-	-	-	-	4,431
Transportation	2,707	64	-	-	-	-	2,771
ABS other	2,419	-	-	-	-	-	2,419
Private equity	-	-	-	1,900	-	-	1,900
Emerging markets
Fixed income funds	-	806	-	-	-	-	806
Foreign government (2)	450	-	-	-	-	-	450
Equity index based funds	-	401	-	-	-	-	401
	450	1,207	-	-	-	-	1,657
Other equity market index based funds	-	517	-	-	-	-	517
Hedge funds	-	-	-	208	-	-	208
Other (3)	-	-	-	-	2,358	2,481	4,839
Total investments	$75,806	$4,439	$6,434	$4,931	$3,169	$2,603	$97,382

(1)	Includes municipal bonds
(2)	Includes emerging market soverign debt of $416 million.
(3)	Other includes derivatives, policy loans, agent loans, bank loans and short-term investments.

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INVESTMENTS

($ in millions)

	As of or three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
Investment position
Accounting basis
Cost method	$1,425	$1,406	$1,456	$1,363	$1,278	$1,569	$1,445	$1,408	$1,383
Equity method	3,506	3,516	3,518	3,331	3,359	3,128	2,962	2,992	2,694
Total	$4,931	$4,922	$4,974	$4,694	$4,637	$4,697	$4,407	$4,400	$4,077

Cost method-fair value (1)	$1,748	$1,714	$1,756	$1,656	$1,534	$1,838	$1,768	$1,704	$1,625

Underlying investment
Private equity / debt funds	$2,423	$2,351	$2,300	$2,072	$1,995	$1,896	$1,714	$1,692	$1,660
Real estate funds	1,635	1,563	1,524	1,358	1,230	1,099	983	904	685
Other (2)	873	1,008	1,150	1,264	1,412	1,702	1,710	1,804	1,732
Total	$4,931	$4,922	$4,974	$4,694	$4,637	$4,697	$4,407	$4,400	$4,077

Segment
Property-Liability	$2,994	$2,991	$3,106	$2,877	$2,889	$3,055	$2,863	$2,913	$2,684
Allstate Financial	1,933	1,924	1,860	1,806	1,729	1,612	1,508	1,449	1,358
Corporate and Other	4	7	8	11	19	30	36	38	35
Total	$4,931	$4,922	$4,974	$4,694	$4,637	$4,697	$4,407	$4,400	$4,077

Total Income (3)
Accounting basis
Cost method	$26	$58	$17	$23	$13	$27	$33	$18	$10
Equity method (3)	81	52	5	84	96	32	9	55	63
Total	$107	$110	$22	$107	$109	$59	$42	$73	$73

Underlying investment
Private equity / debt funds	$68	$83	$18	$73	$72	$31	$39	$51	$28
Real estate funds	34	36	17	39	31	43	27	19	9
Other (2)	5	(9)	(13)	(5)	6	(15)	(24)	3	36
Total	$107	$110	$22	$107	$109	$59	$42	$73	$73

Segment
Property-Liability	$77	$68	$11	$68	$41	$45	$13	$27	$50
Allstate Financial	30	42	11	39	67	16	29	43	23
Corporate and Other	-	-	-	-	1	(2)	-	3	-
Total	$107	$110	$22	$107	$109	$59	$42	$73	$73

(1)	The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.
(2)	Includes hedge funds and tax credit funds.
(3)	Income from EMA limited partnerships is reported in net investment income in 2013 and 2012 and realized capital gains and losses in 2011.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	March 31, 2013			December 31, 2012			September 30, 2012

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$297	$4,257	107.5	$326	$4,713	107.4	$371	$4,772	108.4
Municipal	929	11,862	108.5	930	13,069	107.7	922	13,970	107.1
Corporate	3,300	49,567	107.1	3,594	48,537	108.0	3,810	48,154	108.6
Foreign government	200	2,365	109.2	227	2,517	109.9	240	2,255	111.9
Asset-backed securities (“ABS”)	18	3,597	100.5	1	3,624	100.0	(30)	3,673	99.2
Residential mortgage-backed securities (“RMBS”)	65	2,750	102.4	32	3,032	101.1	4	3,348	100.1
Commercial mortgage-backed securities (“CMBS”)	36	1,381	102.7	(12)	1,498	99.2	(25)	1,530	98.4
Redeemable preferred stock	4	27	117.4	4	27	117.4	5	27	122.7
Total fixed income securities	4,849	75,806	106.8	5,102	77,017	107.1	5,297	77,729	107.3

Equity securities	662	4,439	117.5	460	4,037	112.9	447	3,876	113.0
Short-term investments	-	3,169	100.0	-	2,336	100.0	-	2,825	100.0
Derivatives	(19)	223	n/a	(22)	133	n/a	(19)	251	n/a
EMA limited partnership interests (2)	8	n/a	n/a	7	n/a	n/a	6	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$5,500	$83,637	107.0	$5,547	$83,523	107.1	$5,731	$84,681	107.3

Amounts recognized for:
Insurance reserves (3)	(623)			(771)			(876)
DAC and DSI (4)	(404)			(412)			(420)
Amounts recognized	(1,027)			(1,183)			(1,296)
Deferred income taxes	(1,568)			(1,530)			(1,555)
Unrealized net capital gains and losses, after-tax	$2,905			$2,834			$2,880

	June 30, 2012			March 31, 2012			December 31, 2011

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$374	$5,246	107.7	$282	$5,541	105.4	$349	$6,315	105.8
Municipal	805	13,892	106.2	644	13,614	105.0	607	14,241	104.5
Corporate	3,025	47,254	106.8	2,512	46,331	105.7	2,364	43,581	105.7
Foreign government	227	2,169	111.7	195	1,989	110.9	215	2,081	111.5
ABS	(105)	3,949	97.4	(130)	4,242	97.0	(214)	3,966	94.9
RMBS	(212)	3,675	94.5	(231)	3,728	94.2	(411)	4,121	90.9
CMBS	(115)	1,716	93.7	(111)	1,753	94.0	(178)	1,784	90.9
Redeemable preferred stock	2	25	108.7	2	25	108.7	2	24	109.1
Total fixed income securities	4,001	77,926	105.4	3,163	77,223	104.3	2,734	76,113	103.7

Equity securities	251	3,681	107.3	417	3,847	112.2	160	4,363	103.8
Short-term investments	-	1,867	100.0	-	1,886	100.0	-	1,291	100.0
Derivatives	(16)	187	n/a	(21)	273	n/a	(17)	168	n/a
EMA limited partnership interests (2)	4	n/a	n/a	1	n/a	n/a	2	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$4,240	$83,661	105.3	$3,560	$83,229	104.5	$2,879	$81,935	103.6

Amounts recognized for:
Insurance reserves (3)	(700)			(443)			(594)
DAC and DSI (4)	(352)			(230)			(124)
Amounts recognized	(1,052)			(673)			(718)
Deferred income taxes	(1,118)			(1,013)			(761)
Unrealized net capital gains and losses, after-tax	$2,070			$1,874			$1,400

(1)	The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2)

Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

NET INVESTMENT INCOME
Fixed income securities	$762	$793	$817	$818	$806
Equity securities	25	53	29	24	21
Mortgage loans	98	97	92	92	93
Limited partnership interests	107	110	22	107	109
Short-term	2	2	2	1	1
Other	37	35	33	34	30
Sub-total	1,031	1,090	995	1,076	1,060
Less: Investment expense	(48)	(57)	(55)	(50)	(49)
Net investment income	$983	$1,033	$940	$1,026	$1,011

PRE-TAX YIELDS (1)
Fixed income securities	4.3%	4.4%	4.5%	4.4%	4.4%
Equity securities	2.8	6.1	3.4	2.8	2.2
Mortgage loans	6.0	5.7	5.4	5.2	5.2
Limited partnership interests	8.7	8.9	1.8	9.2	9.3
Total portfolio	4.5	4.7	4.3	4.6	4.6

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(10)	$(54)	$(43)	$(49)	$(39)
Change in intent write-downs	(27)	-	(3)	(1)	(44)
Net other-than-temporary impairment
losses recognized in earnings	(37)	(54)	(46)	(50)	(83)
Sales	172	261	(24)	70	229
Valuation of derivative instruments	(4)	(12)	-	(10)	11
Settlements of derivative instruments	-	9	(2)	17	11
Total	$131	$204	$(72)	$27	$168

TOTAL RETURN ON INVESTMENT PORTFOLIO (2)	1.2%	1.1%	2.4%	1.8%	2.0%

AVERAGE INVESTMENT BALANCES (in billions) (3)	$91.8	$92.2	$92.9	$93.2	$93.1

(1)                 Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(2)                 Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.

(3)                 Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$61	$71	$81	$82	$87
Taxable	188	188	194	192	178
Equity securities	23	49	28	22	19
Mortgage loans	5	5	5	5	6
Limited partnership interests (1)	77	68	11	68	41
Short-term	1	2	-	1	1
Other	8	5	4	3	2
Subtotal	363	388	323	373	334
Less: Investment expense	(22)	(26)	(24)	(21)	(21)
Net investment income	$341	$362	$299	$352	$313
Net investment income, after-tax	$241	$258	$220	$254	$232

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	3.7%	3.9%	4.2%	4.4%	4.6%
Equivalent yield for tax-exempt	5.4	5.7	6.1	6.4	6.7
Taxable	3.5	3.6	3.7	3.7	3.6
Equity securities	2.8	6.1	3.3	2.7	2.1
Mortgage loans	4.3	4.1	4.3	4.2	4.5
Limited partnership interests	10.4	8.9	1.5	9.5	5.5
Total portfolio	4.0	4.3	3.6	4.2	3.8

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$47	$23	$8	$(4)	$25
Taxable	43	98	1	15	(5)
Equity securities	28	25	(14)	13	159
Limited partnership interests	5	1	-	1	11
Derivatives and other	(11)	(4)	(11)	(6)	(1)
Total	$112	$143	$(16)	$19	$189

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(8)	$(41)	$(31)	$(43)	$(19)
Change in intent write-downs	(20)	-	(2)	(1)	(28)
Net other-than-temporary impairment
losses recognized in earnings	(28)	(41)	(33)	(44)	(47)
Sales	151	187	27	60	237
Valuation of derivative instruments	-	(2)	3	1	3
Settlements of derivative instruments	(11)	(1)	(13)	2	(4)
Total	$112	$143	$(16)	$19	$189

AVERAGE INVESTMENT BALANCES (in billions) (3)	$36.5	$36.3	$36.1	$35.8	$35.4

(1)         As of March 31, 2013, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.02 billion.

(2)         Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)         Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

NET INVESTMENT INCOME
Fixed income securities	$506	$527	$532	$534	$531
Equity securities	2	4	1	2	2
Mortgage loans	93	92	87	87	87
Limited partnership interests (1)	30	42	11	39	67
Short-term	1	-	1	-	-
Other	28	29	29	29	27
Subtotal	660	694	661	691	714
Less: Investment expense	(25)	(29)	(29)	(28)	(27)
Net investment income	$635	$665	$632	$663	$687
Net investment income, after-tax	$424	$440	$420	$437	$455

PRE-TAX YIELDS (2)
Fixed income securities	4.8%	5.0%	4.9%	4.9%	4.8%
Equity securities	2.6	6.2	4.5	5.2	3.9
Mortgage loans	6.2	5.9	5.5	5.3	5.2
Limited partnership interests	6.1	8.9	2.4	8.8	16.0
Total portfolio	5.0	5.2	4.9	5.0	5.2

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities	$(18)	$54	$(59)	$(5)	$(49)
Equity securities	1	1	(1)	-	-
Mortgage loans	31	3	(3)	9	(1)
Limited partnership interests	-	(1)	-	2	(1)
Derivatives and other	5	(1)	7	2	30
Total	$19	$56	$(56)	$8	$(21)

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(2)	$(13)	$(12)	$(6)	$(20)
Change in intent write-downs	(7)	-	(1)	-	(16)
Net other-than-temporary impairment
losses recognized in earnings	(9)	(13)	(13)	(6)	(36)
Sales	21	69	(51)	10	(8)
Valuation of derivative instruments	(4)	(10)	(3)	(11)	8
Settlements of derivative instruments	11	10	11	15	15
Total	$19	$56	$(56)	$8	$(21)

AVERAGE INVESTMENT BALANCES (in billions) (3)	$53.2	$53.7	$54.5	$55.0	$55.3

(1)                 As of March 31, 2013, Allstate Financial has commitments to invest in additional limited partnership interests totaling $946 million.

(2)                 Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                 Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

INVESTMENT RESULTS

($ in millions)

	As of or three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
Consolidated investment portfolio
Core debt (1)	$87,890	$88,194	$89,558	$88,836	$88,390	$86,481	$88,889	$89,861	$91,015
Equity/owned (2)	9,492	9,084	8,958	8,484	8,619	9,137	8,636	9,428	8,596
Total	$97,382	$97,278	$98,516	$97,320	$97,009	$95,618	$97,525	$99,289	$99,611

Consolidated portfolio total return (3)
Core debt	0.8%	0.8%	2.2%	1.8%	1.4%	1.5%	1.8%	2.0%	1.1%
Equity/owned	0.4	0.3	0.2	-	0.6	0.3	(0.7)	0.2	0.4

Consolidated portfolio total return
Income	1.0%	1.1%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%
Valuation	0.2	-	1.4	0.8	1.0	0.8	0.1	1.2	0.5

Consolidated net investment income
Core debt	$847	$867	$885	$891	$878	$899	$936	$966	$950
Equity/owned	136	166	55	135	133	76	58	54	32
Total	$983	$1,033	$940	$1,026	$1,011	$975	$994	$1,020	$982

Consolidated core debt pre-tax yield (4)	4.3%	4.4%	4.4%	4.4%	4.4%	4.4%	4.5%	4.5%	4.4%

Property-Liability net investment income
Core debt excluding prepayment premiums and litigation proceeds	$224	$234	$251	$258	$252	$253	$263	$271	$260
Prepayment premiums and litigation proceeds	15	10	7	3	-	-	-	-	-
Total core debt	239	244	258	261	252	253	263	271	260
Equity/owned	102	118	41	91	61	56	35	39	24
Total	341	362	299	352	313	309	298	310	284
Less: prepayment premiums and litigation proceeds	15	10	7	3	-	-	-	-	-
Total excluding prepayment premiums and litigation proceeds	$326	$352	$292	$349	$313	$309	$298	$310	$284

Property-Liability core debt pre-tax yield	3.5%	3.6%	3.8%	3.8%	3.8%	3.9%	4.0%	4.1%	4.0%

Property-Liability core debt pre-tax yield excluding prepayment premiums and litigation proceeds	3.3%	3.5%	3.7%	3.8%	3.8%	3.9%	4.0%	4.1%	4.0%

Allstate Financial net investment income
Core debt excluding prepayment premiums and litigation proceeds	$574	$590	$601	$612	$616	$636	$659	$679	$676
Prepayment premiums and litigation proceeds	27	27	17	7	-	-	-	-	-
Total core debt	601	617	618	619	616	636	659	679	676
Equity/owned	34	48	14	44	71	20	23	15	8
Total	635	665	632	663	687	656	682	694	684
Less: prepayment premiums and litigation proceeds	27	27	17	7	-	-	-	-	-
Total excluding prepayment premiums and litigation proceeds	$608	$638	$615	$656	$687	$656	$682	$694	$684

Allstate Financial core debt pre-tax yield	4.9%	5.0%	4.9%	4.9%	4.8%	4.8%	4.9%	4.9%	4.8%

Allstate Financial core debt pre-tax yield excluding prepayment premiums and litigation proceeds	4.7%	4.8%	4.8%	4.8%	4.8%	4.8%	4.9%	4.9%	4.8%

(1)            Includes fixed income securities, mortgage loans, short-term and other investments.

(2)            Includes limited partnership interests, equity securities and real estate.

(3)            Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.

(4)            Pre-tax core debt yield is calculated as annualized core debt investment income before investment expense divided by the average of core debt investment balances at the end of each quarter during the year.  Core debt investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- business combination expenses and the amortization of purchased intangible assets, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules, “Property-Liability Results”, “Standard Auto Profitability Measures”, “Homeowners Profitability Measures”, “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” and “Esurance Brand Profitability Measures”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share is the most directly comparable GAAP measure.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.